UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2023
Annual Report
to Shareholders
DWS International Growth Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
16	Investment Portfolio
22	Statement of Assets and Liabilities
24	Statement of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
32	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
46	Other Information
47	Information About Your Fund’s Expenses
49	Tax Information
50	Advisory Agreement Board Considerations and Fee Evaluation
54	Board Members and Officers
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS International Growth Fund

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Stocks may decline in value. Small company stocks tend to be more volatile than medium-sized or large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS International Growth Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging for the remainder of 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS International Growth Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
The Fund returned 11.01% and underperformed the 11.89% gain for its benchmark, the MSCI All Country World ex USA Index, in the 12-month period ended August 31, 2023.
International equities posted healthy returns in the annual period. The asset class benefited from the fact that global growth defied expectations by staying in positive territory despite rising interest rates, raising hopes for a “soft landing.”  Mounting optimism about the longer-term interest-rate outlook was an additional catalyst for higher stock prices. Even though major central banks continued to raise rates, there was a growing consensus that the global tightening cycle would largely be completed by year-end.
Europe was a top performer at the regional level, led by the core markets of Germany and France. Europe’s economy — while slowing in absolute terms — proved much more resilient than investors had feared in late 2022, when the region faced headwinds from the war in Ukraine and
Investment Strategy and Process
Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a bottom-up investment process designed to identify attractive investments utilizing fundamental analysis, including regional and sector research, conducted by in-house analysts. The investment process aims to identify stocks that portfolio management believes present a compelling combination of superior growth and quality characteristics at attractive valuations. The resulting portfolio is risk balanced through diversification across companies at different growth lifecycle stages, and managed by seeking to appropriately size positions and adapt portfolio construction as market conditions change.

DWS International Growth Fund	|	5

worries about a potential energy crisis. Currency translation was a key contributor, as most European currencies rallied against the U.S. dollar. The Asia region lagged, reflecting weaker currency performance and concerns about China’s economic outlook.
The improving interest-rate picture was supportive for growth stocks, helping the MSCI ACWI ex USA Growth Index return 17.86% and exceed the 11.89% gain for the broad-based MSCI All Country World ex USA Index (which incorporates both the growth and value styles). All of the relative strength in the growth style occurred from the beginning of 2023 onward, as the category lagged considerably in 2022.
“We remain focused on business fundamentals as the driver of our stock selection process.”
Fund Performance
The Fund’s growth orientation translates to a lower weighting in cyclical sectors (energy, materials and financials) as well as in defensive, lower-growth areas (utilities, telecommunications, real estate, pharmaceuticals, and consumer staples). This can work against the Fund when economic acceleration and rising interest rates lead to a downward revaluation of growth stocks, as was the case in 2022. In contrast, due to a systematically higher representation of growth segments such as technology, healthcare, and business and information services in its portfolio, the Fund tends to do better in periods of slower growth and more stable interest rates. These characteristics were reflected in the Fund’s results, with underperformance early in the period partially offset by a stronger showing from the beginning of 2023 through the end of August.
Stock selection also played a role in the Fund’s shortfall, with the weakest relative results occurring in the industrials sector. The majority of the underperformance was the result of a position in the French business outsourcing company Teleperformance. The stock suffered a large decline due to allegations about poor working conditions, the company’s reduced forward guidance, and questions about its acquisition strategy. Holdings in Techtronic Industries Co. Ltd., MISUMI Group, Inc., and Canadian National Railway Co. further weighed on performance in industrials.

6	|	DWS International Growth Fund

The Fund also underperformed in healthcare, where the Swiss biotechnology company Lonza Group AG lagged due to concerns around biotech funding, destocking dynamics and weakening demand in certain end markets. An underweight in Novo Nordisk AS, which moved sharply higher on optimism surrounding its weight-loss drug, also hurt relative performance.
Outside of these sectors, Brookfield Corp. was the largest detractor due to worries about the impact rising interest rates and slowing demand for office space could have on the value of its investment portfolio. The digital technology service provider Globant SA was another key detractor of note. While the company’s fundamentals remained firm, investors grew concerned that a weaker macroeconomic backdrop would cause enterprises to reduce their IT budgets.
On the positive side, stock selection in energy contributed positively. Schlumberger NV outpaced its sector peers thanks to robust earnings, rising returns on capital, and management’s confident multi-year growth outlook. In addition, TotalEnergies SE delivered healthy gains behind its strengthening position in liquified natural gas and growth in its renewables business.
The Fund also outperformed in the communication services sector, primarily due to a position in Spotify Technology SA. The company reported rising profit margins and positive trends in its subscriber numbers, boosting its shares.
Information technology was another area of strength for the Fund. An out-of-benchmark holding in NVIDIA Corp. — which rallied on excitement surrounding its potential ability to benefit from the growth of artificial intelligence — was the top contributor. We have an allocation to the United States to capture potential opportunities in unique innovators and/or global leaders with large exposure to the foreign markets. We strive to own shares of companies with no international equivalent in terms of differentiation, quality, and growth potential in an effort to enhance the portfolio’s risk-reward profile. The Fund’s allocation to U.S. stocks was a net contributor in the annual period. TeamViewer SE, a German-based provider of remote-access software, further contributed to our results in technology.

DWS International Growth Fund	|	7

Elsewhere, we benefited from positions in ING Groep NV, which delivered robust profit growth and distributed excess capital in the form of dividends and share buybacks. Rentokil Initial PLC, which reported solid results and synergies from a recent acquisition, also added value in the annual period.
Outlook and Positioning
We remain focused on business fundamentals as the driver of our stock selection process. We seek to invest in innovative companies that address the world’s current and future challenges. We therefore view growth investing as not just an investment style, but also a mindset. We don’t think better performance will come from more buying and selling activity, but rather from actively maintaining a well-balanced mix of stable and dynamic growers. Specifically, we have focused our research on high-quality companies that exhibit pricing power and can manage input costs, thus protecting their growth and profit margins. In this context, visibility of growth and relative changes to growth rates are key characteristics to be understood and monitored. Further, we continuously reassess portfolio allocations with respect to specific themes, sectors and regions. We believe this approach is well suited for a time of economic uncertainty.
In terms of portfolio activity, we decreased the extent of the Fund’s sizable overweight in the information technology sector (especially IT services companies). We also reduced or sold holdings in businesses where cyclical factors outweighed company-specific drivers, as well as those where earnings estimates appeared difficult to achieve. In addition, we sought to avoid companies with weaker balance sheets and vulnerability to rising interest expenses. On the other hand, we initiated positions in two pharmaceutical companies — Novo Nordisk and Astra Zeneca — that we think stand out from their peers in terms of research and development, pipelines, and commercial launches. We also kept an open mind with respect to the sources and drivers for future growth, which led us to take a closer look at the energy and materials sectors as potential beneficiaries of the energy transition and infrastructure-related spending. For now, however, we believe the industrials sector is home to companies in the best position to capitalize on these trends. As always, we remained focused on diligent selection, valuation, and diversification.

8	|	DWS International Growth Fund

From a regional perspective, Japan has regained our attention. We have been underweight in Japan for quite some time, but we began to observe expanding business investment and improvement in consumer spending as the country began to exit a long period of deflation. We were also alert for opportunities in China, where we found technology and consumer companies with solid fundamental growth profiles and reasonable valuations.
Overall, we believe international equities are attractive relative to the United States from a valuation perspective. We remain cognizant of geopolitical tensions that pose significant tail risks, an issue we have sought to mitigate by focusing on quality growth businesses and diversifying across sectors, countries, and corporate life-cycle stages.
Portfolio Manager
Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Lead Portfolio Manager of the Fund. Began managing the Fund in 2013.
—Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
—Portfolio Manager for Global and US Growth Equities: New York.
—MBA in International Management from the Thunderbird School of Global Management; Master’s Degree (“Diplom-Kaufmann” ) and PhD in Finance (“Dr.rer.pol.” ) from the European Business School, Oestrich-Winkel.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index is an unmanaged equity index which captures large- and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.
The MSCI ACWI ex USA Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 developed markets countries and 25 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

DWS International Growth Fund	|	9

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

10	|	DWS International Growth Fund

Performance SummaryAugust 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	11.01%	2.57%	4.53%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.62%	1.36%	3.91%
MSCI All Country World ex USA Index†	11.89%	3.33%	4.38%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
Unadjusted for Sales Charge	10.14%	1.78%	3.74%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	10.14%	1.78%	3.74%
MSCI All Country World ex USA Index†	11.89%	3.33%	4.38%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
No Sales Charges	10.75%	2.29%	4.25%
MSCI All Country World ex USA Index†	11.89%	3.33%	4.38%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/23
No Sales Charges	11.42%	2.97%	5.04%
MSCI All Country World ex USA Index†	11.89%	3.33%	5.78%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
No Sales Charges	11.32%	2.87%	4.82%
MSCI All Country World ex USA Index†	11.89%	3.33%	4.38%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/23
No Sales Charges	11.37%	2.89%	4.85%
MSCI All Country World ex USA Index†	11.89%	3.33%	4.38%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower

DWS International Growth Fund	|	11

or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2022 are 1.20%, 2.07%, 1.52%, 0.96%, 0.92% and 0.91% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to October 1, 2017, the Fund operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.

12	|	DWS International Growth Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on June 1, 2016.
†
The Morgan Stanley Capital International (MSCI) All Country World ex USA Index is an
unmanaged equity index which captures large- and mid-capitalization representation across 22 of 23 developed markets countries excluding the U.S. and 24 emerging markets countries. It covers approximately 85% of the global equity opportunity set outside of the U.S.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
8/31/23	$36.08	$33.57	$35.80	$36.13	$36.10	$36.10
8/31/22	$33.64	$31.50	$33.36	$33.69	$33.66	$33.66
Distribution Information as of 8/31/23
Income Dividends, Twelve Months	$.12	$—	$.02	$.24	$.21	$.22
Capital Gain Distributions	$1.0123	$1.0123	$1.0123	$1.0123	$1.0123	$1.0123

DWS International Growth Fund	|	13

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/23	8/31/22
Common Stocks	96%	96%
Cash Equivalents	3%	2%
Preferred Stocks	1%	1%
Other Investments	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	8/31/23	8/31/22
Information Technology	20%	22%
Financials	20%	17%
Industrials	17%	20%
Health Care	15%	13%
Consumer Discretionary	8%	7%
Consumer Staples	7%	8%
Energy	5%	3%
Communication Services	5%	5%
Materials	3%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	8/31/23	8/31/22
France	13%	13%
Germany	13%	14%
Switzerland	9%	9%
United States	9%	9%
Canada	8%	10%
Japan	8%	9%
Netherlands	7%	7%
United Kingdom	6%	4%
China	6%	5%
Ireland	4%	4%
Uruguay	3%	3%
Singapore	3%	3%
Sweden	3%	2%
Taiwan	2%	2%
Korea	2%	1%
Hong Kong	1%	2%
Other	3%	3%
	100%	100%

14	|	DWS International Growth Fund

Ten Largest Equity Holdings at August 31, 2023 (28.6% of Net Assets)	Country	Percent
1Brookfield Corp.	Canada	3.3%
Asset management company focuses on real estate, infrastructure, private equity, and renewable power sectors
2DBS Group Holdings Ltd.	Singapore	3.3%
Provider of banking and financing services
3Lonza Group AG	Switzerland	3.2%
Producer of chemicals and plastics
4Nestle SA	Switzerland	2.9%
Multinational company that markets a wide range of food products
5TotalEnergies SE	France	2.9%
Produces, refines, transports and markets oil and natural gas
6NVIDIA Corp.	United States	2.8%
Designs, develops and markets three dimensional (3D) graphic processors
7Rentokil Initial PLC	United Kingdom	2.7%
Provider of fully integrated facilities management and essential support services to governmnet and commercial sector
8Globant SA	Uruguay	2.6%
Provider of engineering, design and innovation services
9ASML Holding NV	Netherlands	2.5%
Developer of semiconductor manufacturing equipment
10Allianz SE	Germany	2.4%
Provider of multi-line insurance services
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

DWS International Growth Fund	|	15

Investment Portfolioas of August 31, 2023

	Shares	Value ($)
Common Stocks 96.4%
Brazil 0.4%
Pagseguro Digital Ltd. “A” * (Cost $5,778,333)	181,184	1,627,032
Canada 8.1%
Agnico Eagle Mines Ltd.	65,100	3,161,050
Alimentation Couche-Tard, Inc.	144,830	7,573,777
Brookfield Asset Management Ltd. “A”	105,000	3,628,220
Brookfield Corp.	420,000	14,335,702
Canadian National Railway Co.	37,700	4,246,551
Lululemon Athletica, Inc.*	6,400	2,440,064
(Cost $16,481,984)		35,385,364
China 5.3%
Alibaba Group Holding Ltd. (ADR)*	40,000	3,716,000
ANTA Sports Products Ltd.	210,400	2,367,338
BYD Co., Ltd. “H”	43,000	1,347,734
Meituan “B” , 144A*	17,710	290,930
Minth Group Ltd.	490,633	1,450,223
Ping An Insurance Group Co. of China Ltd. “H”	1,155,500	6,904,899
Tencent Holdings Ltd.	177,100	7,342,980
(Cost $25,141,954)		23,420,104
Denmark 1.0%
Novo Nordisk AS “B” (Cost $3,090,861)	24,400	4,526,767
France 13.0%
Air Liquide SA	12,200	2,207,404
Airbus SE	33,186	4,860,620
Capgemini SE	35,200	6,558,735
Cie de Saint-Gobain SA	53,500	3,475,337
LVMH Moet Hennessy Louis Vuitton SE	9,811	8,286,867
Schneider Electric SE	29,120	5,001,569
Teleperformance SE	29,800	4,113,560
TotalEnergies SE	202,800	12,760,457
Vinci SA	86,539	9,635,151
(Cost $42,031,192)		56,899,700
Germany 12.0%
adidas AG	7,500	1,494,950
Allianz SE (Registered)	44,250	10,764,543
Auto1 Group SE 144A* (a)	89,671	750,303
Brenntag SE	40,700	3,295,362
The accompanying notes are an integral part of the financial statements.

16	|	DWS International Growth Fund

	Shares	Value ($)
Deutsche Boerse AG	59,400	10,546,133
Deutsche Telekom AG (Registered)	186,451	3,989,587
DHL Group	73,200	3,414,602
Evonik Industries AG	68,100	1,302,492
Evotec SE*	127,160	2,983,868
SAP SE	52,800	7,356,106
Siemens Healthineers AG 144A	44,200	2,206,959
TeamViewer SE 144A*	118,200	2,194,915
Wacker Chemie AG	8,760	1,289,689
Zalando SE 144A*	35,100	1,090,160
(Cost $55,300,577)		52,679,669
Hong Kong 1.0%
Techtronic Industries Co., Ltd. (Cost $944,727)	463,501	4,580,182
Ireland 4.0%
Experian PLC	180,286	6,295,328
ICON PLC* (b)	21,000	5,458,740
Kerry Group PLC “A”	64,070	5,978,027
(Cost $12,579,668)		17,732,095
Italy 0.3%
Stevanato Group SpA (c) (Cost $1,293,908)	38,100	1,220,724
Japan 7.8%
Anycolor, Inc.* (a)	16,400	380,934
Daikin Industries Ltd.	33,200	5,750,629
Fast Retailing Co., Ltd.	21,900	5,014,486
Hoya Corp.	56,000	6,190,301
Keyence Corp.	15,800	6,559,085
Lasertec Corp.	8,900	1,388,048
MISUMI Group, Inc.	122,489	2,126,547
Shimadzu Corp.	139,900	4,112,581
Shiseido Co., Ltd.	64,200	2,602,881
(Cost $24,911,620)		34,125,492
Korea 1.4%
Samsung Electronics Co., Ltd. (Cost $5,122,681)	120,042	6,074,361
Netherlands 7.1%
Adyen NV 144A*	1,900	1,591,735
ASML Holding NV	16,335	10,796,573
DSM BV (a) (d)	26,293	2,427,253
ING Groep NV	432,700	6,153,126
NXP Semiconductors NV (b)	12,600	2,592,072
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	17

	Shares	Value ($)
Prosus NV	40,959	2,834,895
Universal Music Group NV	184,800	4,580,303
(Cost $24,757,927)		30,975,957
Norway 0.4%
Mowi ASA (Cost $2,232,561)	97,400	1,769,689
Singapore 3.3%
DBS Group Holdings Ltd. (Cost $9,088,308)	582,600	14,334,221
Sweden 2.4%
Assa Abloy AB “B”	185,995	4,186,641
Hexagon AB “B”	269,500	2,407,842
Spotify Technology SA* (c)	25,378	3,907,450
(Cost $10,192,956)		10,501,933
Switzerland 9.1%
Alcon, Inc.	55,500	4,624,809
Lonza Group AG (Registered)	25,100	13,839,825
Nestle SA (Registered)	107,218	12,901,644
Roche Holding AG (Genusschein)	24,309	7,151,188
Sportradar Holding AG “A” * (b)	125,700	1,448,064
(Cost $23,728,382)		39,965,530
Taiwan 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $3,335,897)	551,000	9,524,124
United Kingdom 5.4%
AstraZeneca PLC	58,740	7,893,450
Farfetch Ltd. “A” * (a) (c)	143,400	408,690
Halma PLC	112,700	3,053,266
Rentokil Initial PLC	1,541,230	11,730,764
VTEX “A” * (c)	67,294	405,783
(Cost $23,880,853)		23,491,953
United States 8.9%
Marsh & McLennan Companies, Inc.	45,645	8,900,319
Mastercard, Inc. “A”	13,370	5,516,997
NVIDIA Corp.	24,650	12,166,007
Schlumberger NV	135,480	7,987,901
Thermo Fisher Scientific, Inc.	7,800	4,345,380
(Cost $12,459,571)		38,916,604
The accompanying notes are an integral part of the financial statements.

18	|	DWS International Growth Fund

	Shares	Value ($)
Uruguay 3.3%
Globant SA*	56,200	11,491,214
MercadoLibre, Inc.*	2,140	2,936,850
(Cost $6,238,088)		14,428,064
Total Common Stocks (Cost $308,592,048)		422,179,565
Preferred Stocks 0.7%
Germany
Sartorius AG (a) (Cost $1,668,615)	7,640	3,117,355
Other Investments 0.5%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	2,375,130
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.27% (e) (f) (Cost $3,377,504)	3,377,504	3,377,504
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.35% (e) (Cost $12,466,921)	12,466,921	12,466,921

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $326,105,088)	101.2	443,516,475
Other Assets and Liabilities, Net	(1.2)	(5,466,572)
Net Assets	100.0	438,049,903
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	19

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2023 are as follows:
Value ($) at 8/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2023	Value ($) at 8/31/2023
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 5.27% (e) (f)
1,899,809	1,477,695 (g)	—	—	—	31,424	—	3,377,504	3,377,504
Cash Equivalents 2.8%
DWS Central Cash Management Government Fund, 5.35% (e)
9,019,505	43,534,243	40,086,827	—	—	593,622	—	12,466,921	12,466,921
10,919,314	45,011,938	40,086,827	—	—	625,046	—	15,844,425	15,844,425

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at August 31, 2023 amounted to $3,003,382, which is 0.7% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the New York Stock Exchange.
(d)	Investment was valued using significant unobservable inputs.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended August 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
SPA: Standby Bond Purchase Agreement
The accompanying notes are an integral part of the financial statements.

20	|	DWS International Growth Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,627,032	$—	$—	$1,627,032
Canada	35,385,364	—	—	35,385,364
China	3,716,000	19,704,104	—	23,420,104
Denmark	—	4,526,767	—	4,526,767
France	2,207,404	54,692,296	—	56,899,700
Germany	—	52,679,669	—	52,679,669
Hong Kong	—	4,580,182	—	4,580,182
Ireland	5,458,740	12,273,355	—	17,732,095
Italy	1,220,724	—	—	1,220,724
Japan	—	34,125,492	—	34,125,492
Korea	—	6,074,361	—	6,074,361
Netherlands	2,592,072	25,956,632	2,427,253	30,975,957
Norway	—	1,769,689	—	1,769,689
Singapore	—	14,334,221	—	14,334,221
Sweden	3,907,450	6,594,483	—	10,501,933
Switzerland	1,448,064	38,517,466	—	39,965,530
Taiwan	—	9,524,124	—	9,524,124
United Kingdom	814,473	22,677,480	—	23,491,953
United States	38,916,604	—	—	38,916,604
Uruguay	14,428,064	—	—	14,428,064
Preferred Stocks	—	3,117,355	—	3,117,355
Other Investments	2,375,130	—	—	2,375,130
Short-Term Investments (a)	15,844,425	—	—	15,844,425
Total	$129,941,546	$311,147,676	$2,427,253	$443,516,475
During the period ended August 31, 2023, the amount of transfers between Level 2 and
Level 3 was $4,954,826. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	21

Statement of Assets and Liabilities
as of August 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $310,260,663) — including $3,003,382 of securities loaned	$427,672,050
Investment in DWS Government & Agency Securities Portfolio (cost $3,377,504)*	3,377,504
Investment in DWS Central Cash Management Government Fund (cost $12,466,921)	12,466,921
Foreign currency, at value (cost $660,193)	661,147
Receivable for investments sold	1,731,427
Receivable for Fund shares sold	29,057
Dividends receivable	276,549
Interest receivable	72,804
Foreign taxes recoverable	930,656
Other assets	40,978
Total assets	447,259,093
Liabilities
Payable upon return of securities loaned	3,377,504
Payable for investments purchased	5,196,157
Payable for Fund shares redeemed	134,976
Accrued management fee	230,505
Accrued Directors' fees	4,787
Other accrued expenses and payables	265,261
Total liabilities	9,209,190
Net assets, at value	$438,049,903
Net Assets Consist of
Distributable earnings (loss)	117,132,691
Paid-in capital	320,917,212
Net assets, at value	$438,049,903
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

22	|	DWS International Growth Fund

Statement of Assets and Liabilities as of August 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($33,303,193 ÷ 923,001 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$36.08
Maximum offering price per share (100 ÷ 94.25 of $36.08)	$38.28
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($557,595 ÷ 16,608 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$33.57
Class R
Net Asset Value, offering and redemption price per share ($859,642 ÷ 24,013 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$35.80
Class R6
Net Asset Value, offering and redemption price per share ($14,286 ÷ 395 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)**	$36.13
Class S
Net Asset Value, offering and redemption price per share ($396,154,929 ÷ 10,973,431 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$36.10
Institutional Class
Net Asset Value, offering and redemption price per share ($7,160,258 ÷ 198,323 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$36.10
**
Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	23

Statement of Operations
for the year ended August 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,066,833)	$8,848,842
Income distributions — DWS Central Cash Management Government Fund	593,622
Securities lending income, net of borrower rebates	31,424
Total income	9,473,888
Expenses:
Management fee	2,673,354
Administration fee	418,251
Services to shareholders	623,252
Distribution and service fees	91,394
Custodian fee	37,777
Professional fees	90,710
Reports to shareholders	60,305
Registration fees	85,379
Directors' fees and expenses	18,459
Other	35,892
Total expenses before expense reductions	4,134,773
Expense reductions	(1,324)
Total expenses after expense reductions	4,133,449
Net investment income	5,340,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,867,456)
Foreign currency	(12,696)
(2,880,152)
Change in net unrealized appreciation (depreciation) on:
Investments	43,326,531
Foreign currency	77,689
43,404,220
Net gain (loss)	40,524,068
Net increase (decrease) in net assets resulting from operations	$45,864,507
The accompanying notes are an integral part of the financial statements.

24	|	DWS International Growth Fund

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$5,340,439	$4,155,333
Net realized gain (loss)	(2,880,152)	18,576,204
Change in net unrealized appreciation (depreciation)	43,404,220	(226,413,246)
Net increase (decrease) in net assets resulting from operations	45,864,507	(203,681,709)
Distributions to shareholders:
Class A	(1,069,736)	(1,659,685)
Class C	(17,737)	(24,396)
Class R	(27,005)	(36,918)
Class R6	(478)	(659)
Class S	(13,669,885)	(20,556,454)
Institutional Class	(224,804)	(326,738)
Total distributions	(15,009,645)	(22,604,850)
Fund share transactions:
Proceeds from shares sold	6,857,540	7,756,533
Reinvestment of distributions	14,025,970	21,198,833
Payments for shares redeemed	(39,186,373)	(49,350,682)
Net increase (decrease) in net assets from Fund share transactions	(18,302,863)	(20,395,316)
Increase (decrease) in net assets	12,551,999	(246,681,875)
Net assets at beginning of period	425,497,904	672,179,779
Net assets at end of period	$438,049,903	$425,497,904

The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	25

Financial Highlights
DWS International Growth Fund — Class A
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$33.64	$50.93	$40.84	$34.50	$34.79
Income (loss) from investment operations:
Net investment income[a]	.34	.21	.06	.26	.24
Net realized and unrealized gain (loss)	3.23	(15.88)	10.26	6.35	(.25 )
Total from investment operations	3.57	(15.67)	10.32	6.61	(.01 )
Less distributions from:
Net investment income	(.12 )	(.86 )	(.23 )	(.27 )	(.28 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.13)	(1.62)	(.23 )	(.27 )	(.28 )
Net asset value, end of period	$36.08	$33.64	$50.93	$40.84	$34.50
Total Return (%)[b]	11.01 [c]	(31.68)	25.35	19.22 [c]	.16 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	33	53	47	46
Ratio of expenses before expense reductions (%)	1.22	1.20	1.19	1.22	1.24
Ratio of expenses after expense reductions (%)	1.22	1.20	1.19	1.22	1.24
Ratio of net investment income (%)	.98	.50	.13	.72	.73
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

26	|	DWS International Growth Fund

DWS International Growth Fund — Class C
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$31.50	$47.72	$38.38	$32.45	$32.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.12 )	(.31 )	(.00 )*	(.02 )
Net realized and unrealized gain (loss)	3.02	(14.91)	9.65	5.93	(.16 )
Total from investment operations	3.08	(15.03)	9.34	5.93	(.18 )
Less distributions from:
Net investment income	—	(.43 )	—	—	(.07 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.01)	(1.19)	—	—	(.07 )
Net asset value, end of period	$33.57	$31.50	$47.72	$38.38	$32.45
Total Return (%)[b]	10.14 [c]	(32.21)[c]	24.34	18.27 [c]	(.51 )[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	2	3
Ratio of expenses before expense reductions (%)	2.10	2.07	2.00	2.01	1.97
Ratio of expenses after expense reductions (%)	1.98	2.00	2.00	2.01	1.96
Ratio of net investment income (loss) (%)	.19	(.30 )	(.74 )	(.01 )	(.05 )
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	27

DWS International Growth Fund — Class R
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$33.36	$50.50	$40.51	$34.23	$34.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	.23	(.10 )	.17	.15
Net realized and unrealized gain (loss)	3.22	(15.91)	10.20	6.28	(.22 )
Total from investment operations	3.47	(15.68)	10.10	6.45	(.07 )
Less distributions from:
Net investment income	(.02 )	(.70 )	(.11 )	(.17 )	(.20 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.03)	(1.46)	(.11 )	(.17 )	(.20 )
Net asset value, end of period	$35.80	$33.36	$50.50	$40.51	$34.23
Total Return (%)[b]	10.75	(31.89)	24.96	18.89	(.07 )
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2	3
Ratio of expenses before expense reductions (%)	1.47	1.52	1.56	1.57	1.58
Ratio of expenses after expense reductions (%)	1.45	1.50	1.51	1.50	1.49
Ratio of net investment income (loss) (%)	.74	.54	(.22 )	.47	.46
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS International Growth Fund

DWS International Growth Fund — Class R6
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$33.69	$50.99	$40.90	$34.56	$34.85
Income (loss) from investment operations:
Net investment income[a]	.48	.36	.23	.39	.31
Net realized and unrealized gain (loss)	3.21	(15.87)	10.27	6.37	(.20 )
Total from investment operations	3.69	(15.51)	10.50	6.76	.11
Less distributions from:
Net investment income	(.24 )	(1.03)	(.41 )	(.42 )	(.40 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.25)	(1.79)	(.41 )	(.42 )	(.40 )
Net asset value, end of period	$36.13	$33.69	$50.99	$40.90	$34.56
Total Return (%)[b]	11.42	(31.41)	25.81	19.68	.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14	13	19	15	12
Ratio of expenses before expense reductions (%)	1.02	.96	.95	.97	.98
Ratio of expenses after expense reductions (%)	.83	.83	.83	.83	.83
Ratio of net investment income (%)	1.38	.86	.50	1.08	.94
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	29

DWS International Growth Fund — Class S
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$33.66	$50.96	$40.87	$34.53	$34.82
Income (loss) from investment operations:
Net investment income[a]	.44	.33	.19	.36	.34
Net realized and unrealized gain (loss)	3.22	(15.87)	10.27	6.36	(.26 )
Total from investment operations	3.66	(15.54)	10.46	6.72	.08
Less distributions from:
Net investment income	(.21 )	(1.00)	(.37 )	(.38 )	(.37 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.22)	(1.76)	(.37 )	(.38 )	(.37 )
Net asset value, end of period	$36.10	$33.66	$50.96	$40.87	$34.53
Total Return (%)	11.32	(31.48)	25.71	19.57	.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	396	385	606	516	473
Ratio of expenses (%)	.93	.92	.90	.92	.94
Ratio of net investment income (%)	1.26	.79	.42	1.01	1.04
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

30	|	DWS International Growth Fund

DWS International Growth Fund — Institutional Class
	Years Ended August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$33.66	$50.96	$40.87	$34.55	$34.85
Income (loss) from investment operations:
Net investment income[a]	.45	.32	.20	.33	.37
Net realized and unrealized gain (loss)	3.22	(15.86)	10.26	6.40	(.28 )
Total from investment operations	3.67	(15.54)	10.46	6.73	.09
Less distributions from:
Net investment income	(.22 )	(1.00)	(.37 )	(.41 )	(.39 )
Net realized gains	(1.01)	(.76 )	—	—	—
Total distributions	(1.23)	(1.76)	(.37 )	(.41 )	(.39 )
Net asset value, end of period	$36.10	$33.66	$50.96	$40.87	$34.55
Total Return (%)	11.37	(31.49)	25.73	19.60	.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	9	7	4
Ratio of expenses (%)	.92	.91	.91	.91	.86
Ratio of net investment income (%)	1.30	.77	.44	.93	1.12
Portfolio turnover rate (%)	8	8	15	13	12

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS International Growth Fund	|	31

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS International Growth Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

32	|	DWS International Growth Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any

DWS International Growth Fund	|	33

contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended  August 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of August 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all

34	|	DWS International Growth Fund

investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of August 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At August 31, 2023, the Fund had net tax basis capital loss carryforwards of approximately $2,867,000, including short-term losses ($298,000) and long-term losses ($2,569,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial

DWS International Growth Fund	|	35

statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. The Fund may utilize a portion of the proceeds from capital shares redeemed as a distribution from net investment income and realized capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,756,159
Capital loss carryforwards	$(2,867,000)
Net unrealized appreciation (depreciation) on investments	$117,268,535
At August 31, 2023, the aggregate cost of investments for federal income tax purposes was $326,247,940. The net unrealized appreciation for all investments based on tax cost was $117,268,535. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $150,350,226 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $33,081,691.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2023	2022
Distributions from ordinary income*	$2,571,584	$10,634,303
Distributions from long-term capital gains	$12,438,061	$11,970,547

36	|	DWS International Growth Fund

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended August 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $31,728,240 and $60,156,538, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.62%.

DWS International Growth Fund	|	37

For the period from September 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.25%
Class C	2.00%
Class R	1.50%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%
For the period from October 1, 2022 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.23%
Class C	1.98%
Class R	1.48%
Class R6	.98%
Class S	.98%
Institutional Class	.98%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.17%
Class C	1.92%
Class R	1.42%
Class R6	.92%
Class S	.92%
Institutional Class	.92%

38	|	DWS International Growth Fund

In addition, for the period from September 1, 2022 through August 31, 2023, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.83%.
For the year ended August 31, 2023, fees waived and/or expenses reimbursed for certain classes are as follows:
Class A	$501
Class C	681
Class R	116
Class R6	26
$1,324
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2023, the Administration Fee was $418,251, of which $36,070 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2023
Class A	$17,892	$2,948
Class C	839	143
Class R	336	54
Class R6	29	5
Class S	263,876	43,551
Institutional Class	478	77
	$283,450	$46,778
In addition, for the year ended August 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by

DWS International Growth Fund	|	39

unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$35,143
Class C	890
Class R	1,057
Class S	210,420
Institutional Class	6,673
$254,183
Distribution and Service Fees.  Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2023
Class C	$4,168	$354
Class R	2,144	181
	$6,312	$535
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2023	Annual Rate
Class A	$81,721	$14,698.25%
Class C	1,278	615.23%
Class R	2,083	296.24%
	$85,082	$15,609
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2023 aggregated $253.

40	|	DWS International Growth Fund

In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2023, there was no CDSC for Class C Shares. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2023, DDI received $20 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,640, of which $764 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may

DWS International Growth Fund	|	41

borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2023.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	44,742	$1,560,065	41,822	$1,802,189
Class C	1,891	59,223	1,051	43,156
Class R	2,449	83,888	4,550	190,493
Class S	88,260	3,020,938	87,620	3,670,394
Institutional Class	61,045	2,133,426	49,246	2,050,301
		$6,857,540		$7,756,533
Shares issued to shareholders in reinvestment of distributions
Class A	30,339	$980,577	32,175	$1,519,949
Class C	587	17,737	549	24,396
Class R	841	27,005	786	36,918
Class R6	14	478	14	659
Class S	395,960	12,777,619	408,934	19,293,508
Institutional Class	6,896	222,554	6,855	323,403
		$14,025,970		$21,198,833
Shares redeemed
Class A	(134,117)	$(4,615,466)	(140,960)	$(5,907,208)
Class C	(2,421)	(78,121)	(5,770)	(232,217)
Class R	(5,110)	(173,468)	(27,720)	(1,255,983)
Class S	(934,374)	(32,162,944)	(961,625)	(39,971,440)
Institutional Class	(63,140)	(2,156,374)	(48,107)	(1,983,834)
		$(39,186,373)		$(49,350,682)

42	|	DWS International Growth Fund

	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(59,036)	$(2,074,824)	(66,963)	$(2,585,070)
Class C	57	(1,161)	(4,170)	(164,665)
Class R	(1,820)	(62,575)	(22,384)	(1,028,572)
Class R6	14	478	14	659
Class S	(450,154)	(16,364,387)	(465,071)	(17,007,538)
Institutional Class	4,801	199,606	7,994	389,870
		$(18,302,863)		$(20,395,316)

DWS International Growth Fund	|	43

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS International Growth Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS International Growth Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

44	|	DWS International Growth Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 23, 2023

DWS International Growth Fund	|	45

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

46	|	DWS International Growth Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class C and Class R6 shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2023 to August 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS International Growth Fund	|	47

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,049.80	$1,045.80	$1,048.90	$1,051.80	$1,051.30	$1,051.50
Expenses Paid per $1,000*	$6.20	$10.21	$7.39	$4.29	$4.76	$4.65
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/23	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/23	$1,019.16	$1,015.22	$1,018.00	$1,021.02	$1,020.57	$1,020.67
Expenses Paid per $1,000	$6.11	$10.06	$7.27	$4.23	$4.69	$4.58

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS International Growth Fund	1.20%	1.98%	1.43%	.83%	.92%	.90%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

48	|	DWS International Growth Fund

Tax Information (Unaudited)
The Fund paid distributions of $1.01 per share from net long-term capital gains during its year ended August 31, 2023.
For corporate shareholders, 6% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2023, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $10,907,000, or the maximum amount allowable under tax law, as qualified dividend income.
The Fund paid foreign taxes of $698,776 and earned $3,491,630 of foreign source income during the year ended August 31, 2023. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the year ended August 31, 2023.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS International Growth Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS International Growth Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

50	|	DWS International Growth Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

DWS International Growth Fund	|	51

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall

52	|	DWS International Growth Fund

profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International Growth Fund	|	53

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

54	|	DWS International Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways Inc.[2](population well-being
and wellness services) (2003–2014);
Stockwell Capital Investments PLC (private
equity); Enron Corporation; FNB Corporation;
Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland
General Electric[2] (utility company)
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS International Growth Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(1972–present); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee (2011–present), member
Systemic Risk Council (2012–present) and
member of the Advisory Board of the Yale
Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July
2023); Formerly: Executive Vice President,
The Glenmede Trust Company (investment
trust and wealth management) (1983–2004);
Board Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020–2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012–2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

56	|	DWS International Growth Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head
of Fund Administration, Head of Product Americas and Head
of U.S. Mutual Funds, DWS (2017–present); Assistant
Secretary, DWS Distributors, Inc. (2018–present); Vice
President, DWS Service Company (2018–present);
President, DB Investment Managers, Inc.(2018–present);
President and Chief Executive Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2017–present); formerly: Vice
President for the Deutsche funds (2016–2017); Assistant
Secretary for the DWS funds (2013–2019); Secretary, DWS
USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023);
Assistant Secretary, DWS Trust Company (2018–2023);
Assistant Secretary, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2013–2020); Directorships: Director of
DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of
Episcopalian Charities of New York (2018–present);
Interested Director of The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2020–present); Director of ICI Mutual
Insurance Company (2020–present); Director of DWS USA
Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager
of DBX Advisors LLC. (2023–present)

DWS International Growth Fund	|	57

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present);
Assistant Secretary, DWS Service Company (2018–present);
Assistant Secretary of U.S. Mutual Funds, DWS
(2019–present); Assistant Secretary, DWS USA Corporation
(2023–present); Assistant Secretary, DBX Advisors, LLC
(2023–present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2023–present); Assistant Clerk,
DWS Trust Company (2023–present); formerly, Legal
Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (2021–present);
AML Officer, DBX ETF Trust (2021–present); AML Officer,
The European Equity Fund, Inc., The New Germany Fund,
Inc. and The Central and Eastern Europe Fund, Inc.
(2021–present); formerly: DWS UK & Ireland Head of
Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

58	|	DWS International Growth Fund

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS
Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/
International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS
Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal
Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax
Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio.
Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a
Board Member of various Trusts. Mr. Perry and Ms. Daugherty are each an Advisory
Board Member of various Trusts/Corporations comprised of 48 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS International Growth Fund	|	59

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS International Growth Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 817	25156A 833	25156A 700
Fund Number	407	707	2007	1407

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https:// www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SGQRX	SGQTX
CUSIP Number	25156A 825	25156A 643
Fund Number	1512	1607

DWS International Growth Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DIGF-2
(R-023989-13 10/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS international growth Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$60,736	$0	$5,969	$0
2022	$60,736	$0	$8,989	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$539,907	$0
2022	$0	$32,448	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$539,907	$0	$545,876
2022	$8,989	$32,448	$0	$41,437

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Growth Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2023